UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report: (Date of Earliest Event Reported):
                                January 11, 1999

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

        Colorado            000-23174         84-1169286
     (State or other    (Commission File    (IRS Employer
      jurisdiction           Number)       Identification No.)
    of incorporation)


         1099 18th  Street,  Suite 2850,  Denver,  Colorado,  80202
              (Address of principal executive offices)      (Zip Code)

  Registrant's telephone number, including area code: (303) 291-0999

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events.  Other event
Press release regarding opening of restaurant at the Yurakucho Train station in the heart of Tokyo's Ginza district.


Exhibit No.                Description                 Reg. S-B Item No.

   99.1                    Press release                    99



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE QUIZNO'S CORPORATION



Date: January 11, 1999              By:/s/ John L. Gallivan
                                    John  L.   Gallivan,   Chief   Financial
                                    Officer